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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 12, 2001
                                ----------------

                        NATIONWIDE HEALTH PROPERTIES, INC.
    ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Maryland                    1-9028                95-3997619
-------------------------------   -----------------   ----------------------
(State or Other Jurisdiction         (Commission           (IRS Employer
 of Incorporation)                   File Number)      Identification Number)


                     610 Newport Center Drive, Suite 1150,
                     --------------------------------------
                          Newport Beach, CA 92660-6429
                          ----------------------------
                    (Address of Principal Executive Offices)

              Registrant's telephone number, including area code:
                                 (949) 718-4400
                                 --------------

                                 Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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    (c)  Exhibits

         None.


ITEM 9.  REGULATION FD DISCLOSURE
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         On December 14, 2000, Nationwide Health Properties, Inc. (the
"Company"), filed a Report on Form 8-K relating to the default under two master leases by Balanced Care Corporation ("Balanced Care"). On January 12, 2001, the Company entered into an agreement with Balanced Care to terminate the master leases. As part of the termination agreement, Balanced Care agreed to manage the facilities while the Company reviews its alternatives and obtains the appropriate licenses to operate the facilities. The Company expects that Balanced Care will manage the facilities for approximately 45 to 60 days.

         Certain information contained in this Report on Form 8-K includes forward looking statements, which can be identified by the use of forward looking terminology such as "may", "will", "expect", "should" or comparable terms or the negative thereof. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: the effect of economic and market conditions and changes in interest rates, government regulations, including changes in Medicare and Medicaid payment levels, changes in the healthcare industry, deterioration of the operating results or financial condition, including bankruptcies, of the Company's tenants, the ability of the Company to attract new operators for certain facilities, the amount of any additional investments, access to capital markets and changes in the ratings of the Company's debt securities.

         The furnishing of this information is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains is material investor information that is not otherwise publicly available. In addition, all of the information in this Report on Form 8-K is presented as of January 12, 2001, and the Company does not assume any obligation to update such information in the future.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NATIONWIDE HEALTH PROPERTIES, INC.



Date:  January 12, 2001       By:    /s/ Mark L. Desmond
                                     ___________________________________
                                     Name:   Mark L. Desmond
                                     Title:  Senior Vice President and
                                             Chief Financial Officer

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